Financial Supplement
2012 Fourth Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	Computershare Shareowner Services
250 Royall Street
Canton, MA 02021
www.computershare.com/

NOTE 1: Effective January 1, 2012, we retrospectively adopted new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. All periods herein reflect the impact of this adoption.

NOTE 2: On December 30, 2011, we sold our wholly owned subsidiary, EquiTrust Life Insurance Company (EquiTrust Life). While we sold our entire equity interest in EquiTrust Life, another subsidiary, Farm Bureau Life Insurance Company is reinsuring a limited portion of the EquiTrust Life business related to variable universal life and variable annuity products distributed through various unaffiliated third parties, as well as a small amount of fixed life and annuity products.

In accordance with mandatory redemption provisions of the underlying notes, we redeemed $225.0 million of our long-term debt. Redemptions include $50.0 million of our senior notes with affiliates on December 30, 2011 and our $175.0 million public senior notes on January 30, 2012. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 3: In addition to net income (loss), we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income (loss) adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income (loss), to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 4: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2012	December 31, 2011
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2012 - $5,637,608; 2011 - $5,189,994)	$6,265,745	$5,570,550
Equity securities - available for sale, at fair value (cost: 2012 - $82,140; 2011 - $55,697)	86,253	57,432
Mortgage loans	554,843	552,359
Real estate	4,668	2,541
Policy loans	174,254	172,368
Short-term investments	74,516	41,756
Other investments	371	189
Total investments	7,160,650	6,397,195

Cash and cash equivalents	78,074	296,339
Restricted debt defeasance trust assets	—	211,627
Securities and indebtedness of related parties	100,606	64,516
Accrued investment income	69,965	67,200
Amounts receivable from affiliates	3,931	3,942
Reinsurance recoverable	98,238	94,685
Deferred acquisition costs	204,326	260,256
Value of insurance in force acquired	17,154	25,781
Current income taxes recoverable	6,735	16,334
Other assets	59,238	67,590
Assets held in separate accounts	618,809	603,903

Total assets	$8,417,726	$8,109,368

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2012	December 31, 2011
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,050,846	$3,744,857
Traditional life insurance and accident and health products	1,457,075	1,401,995
Other policy claims and benefits	39,072	40,488
Supplementary contracts without life contingencies	361,273	359,663
Advance premiums and other deposits	226,485	211,573
Amounts payable to affiliates	1,658	713
Short-term debt payable to non-affiliates	—	174,258
Long-term debt payable to affiliates	50,000	49,968
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	208,433	100,341
Other liabilities	94,828	122,180
Liabilities related to separate accounts	618,809	603,903
Total liabilities	7,205,479	6,906,939

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,282,184 shares in 2012 and 29,457,644 shares in 2011	115,706	129,684
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,890 in 2012 and 1,192,990 shares in 2011	7,522	7,522
Accumulated other comprehensive income	289,853	177,845
Retained earnings	796,110	884,263
Total FBL Financial Group, Inc. stockholders' equity	1,212,191	1,202,314
Noncontrolling interest	56	115
Total stockholders' equity	1,212,247	1,202,429
Total liabilities and stockholders' equity	$8,417,726	$8,109,368

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2012	2011	2012	2011
Revenues:
Interest sensitive product charges	$26,350	$24,139	$101,410	$97,103
Traditional life insurance premiums	44,169	42,651	175,086	168,519
Net investment income	91,531	86,008	361,324	343,310
Net realized capital gains on sales of investments	6,810	746	17,479	5,355

Total other-than-temporary impairment losses	(5,211)	(7,308)	(26,399)	(20,206)
Non-credit portion in other comprehensive income	(2,698)	(964)	9,372	6,555
Net impairment losses recognized in earnings	(7,909)	(8,272)	(17,027)	(13,651)
Other income	3,643	3,866	17,268	17,701
Total revenues	164,594	149,138	655,540	618,337

Benefits and expenses:
Interest sensitive product benefits	49,337	47,831	196,387	192,082
Traditional life insurance benefits	39,365	39,046	156,290	148,959
Policyholder dividends	3,382	4,265	14,275	17,030
Underwriting, acquisition and insurance expenses	34,866	32,418	141,906	128,184
Interest expense	1,980	2,008	7,952	8,532
Loss on debt redemption	—	33,176	33	33,176
Other expenses	4,054	4,884	20,513	20,652
Total benefits and expenses	132,984	163,628	537,356	548,615
	31,610	(14,490)	118,184	69,722
Income taxes	(10,451)	7,711	(40,071)	(18,797)
Equity income, net of related income taxes	1,374	265	4,683	1,284
Net income (loss) from continuing operations	22,533	(6,514)	82,796	52,209
Discontinued operations:
Loss on sale of subsidiary	—	(54,143)	(2,252)	(54,143)
Income (loss) from discontinued operations, net of tax	22	13,064	(687)	42,679
Total income (loss) from discontinued operations	22	(41,079)	(2,939)	(11,464)
Net income (loss)	22,555	(47,593)	79,857	40,745
Net loss (gain) attributable to noncontrolling interest	31	(27)	83	(6)
Net income (loss) attributable to FBL Financial Group, Inc.	$22,586	$(47,620)	$79,940	$40,739

Comprehensive income	$23,976	$(135,550)	$191,865	$166,946

Earnings per common share:
Income (loss) from continuing operations	$0.87	$(0.21)	$3.01	$1.69
Loss from discontinued operations	—	(1.34)	(0.11)	(0.37)
Earnings per common share	$0.87	$(1.55)	$2.90	$1.32
Earnings per common share - assuming dilution:
Income (loss) from continuing operations	$0.86	$(0.21)	$2.97	$1.67
Loss from discontinued operations	—	(1.34)	(0.10)	(0.37)
Earnings per common share - assuming dilution	$0.86	$(1.55)	$2.87	$1.30

Cash dividends per common share	$0.1000	$0.1000	$0.4000	$0.2875

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Operating revenues:
Interest sensitive product charges	$24,136	$25,139	$24,292	$25,662	$26,304
Traditional life insurance premiums	42,651	43,123	45,908	41,886	44,169
Net investment income	86,485	86,412	89,389	92,544	91,201
Other income	3,866	5,005	5,729	2,891	3,643
Total operating revenues	157,138	159,679	165,318	162,983	165,317

Benefits and expenses:
Interest sensitive product benefits	47,765	49,079	49,271	48,553	49,355
Traditional life insurance benefits	39,053	39,319	40,140	37,461	39,360
Policyholder dividends	4,265	4,244	3,370	3,279	3,382
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,844	5,699	6,129	5,552	6,332
Amortization of deferred acquisition costs	7,115	7,486	7,923	12,977	7,483
Amortization of value of insurance in force acquired	(297)	687	1,521	2,562	687
Other underwriting expenses	19,638	18,147	19,099	19,147	18,588
Total underwriting, acquisition and insurance expenses	32,300	32,019	34,672	40,238	33,090
Interest expense	2,008	1,982	1,983	2,007	1,980
Other expenses	4,884	5,790	6,683	3,986	4,054
Total benefits and expenses	130,275	132,433	136,119	135,524	131,221
	26,863	27,246	29,199	27,459	34,096
Income taxes	(6,766)	(8,971)	(10,010)	(9,705)	(11,321)
Net loss (income) attributable to noncontrolling interest	(27)	20	98	(66)	31
Equity income, net of related income taxes	265	1,621	630	1,058	1,374
Operating income	20,335	19,916	19,917	18,746	24,180

Realized gains/losses on investments, net of offsets	(5,031)	(249)	222	1,324	(1,774)
Change in net unrealized gains/losses on derivatives, net of offsets	(281)	(126)	236	351	158
Net impact of discontinued operations	(41,079)	(2,932)	(84)	55	22
Loss on debt redemption	(21,564)	(22)	—	—	—
Net income (loss) attributable to FBL Financial Group, Inc.	$(47,620)	$16,587	$20,291	$20,476	$22,586

Operating income per common share - assuming dilution	$0.65	$0.64	$0.72	$0.70	$0.93
Earnings (loss) per common share - assuming dilution	$(1.55)	$0.53	$0.73	$0.76	$0.86

Weighted average common shares outstanding (in thousands):
Basic	30,746	30,527	27,437	26,562	25,779
Effect of dilutive securities	509	479	267	305	315
Diluted	31,255	31,006	27,704	26,867	26,094

Operating return on equity, excluding AOCI - last twelve months	7.6%	7.8%	7.6%	8.1%	8.8%
Operating return on equity, including AOCI - last twelve months	6.8%	6.8%	6.4%	6.6%	7.0%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended December 31, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$212	$14,592	$11,500	$26,304
Traditional life insurance premiums	—	44,169	—	44,169
Net investment income	48,317	34,300	8,584	91,201
Other income	6	(55)	3,692	3,643
Total operating revenues	48,535	93,006	23,776	165,317

Benefits and expenses:
Interest sensitive product benefits	25,582	15,039	8,734	49,355
Traditional life insurance benefits	—	39,360	—	39,360
Policyholder dividends	—	3,382	—	3,382
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	475	4,971	886	6,332
Amortization of deferred policy acquisition costs	2,875	4,491	117	7,483
Amortization of value of insurance in force acquired	282	405	—	687
Other underwriting expenses	4,060	12,960	1,568	18,588
Total underwriting, acquisition and insurance expenses	7,692	22,827	2,571	33,090
Interest expense	—	—	1,980	1,980
Other expenses	—	—	4,054	4,054
Total benefits and expenses	33,274	80,608	17,339	131,221
	15,261	12,398	6,437	34,096
Net income attributable to noncontrolling interest	—	—	31	31
Equity income (loss), before tax	—	—	100	100
Pre-tax operating income	$15,261	$12,398	$6,568	$34,227

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended December 31, 2011	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$167	$12,624	$11,345	$24,136
Traditional life insurance premiums	—	42,651	—	42,651
Net investment income	46,373	33,402	6,710	86,485
Other income	1	11	3,854	3,866
Total operating revenues	46,541	88,688	21,909	157,138

Benefits and expenses:
Interest sensitive product benefits	25,234	15,027	7,504	47,765
Traditional life insurance benefits	—	39,053	—	39,053
Policyholder dividends	—	4,265	—	4,265
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	724	4,155	965	5,844
Amortization of deferred acquisition costs	2,743	4,023	349	7,115
Amortization of value of insurance in force acquired	(363)	66	—	(297)
Other underwriting expenses	2,869	12,026	4,743	19,638
Total underwriting, acquisition and insurance expenses	5,973	20,270	6,057	32,300
Interest expense	—	—	2,008	2,008
Other expenses	—	—	4,884	4,884
Total benefits and expenses	31,207	78,615	20,453	130,275
	15,334	10,073	1,456	26,863
Net income attributable to noncontrolling interest	—	—	(27)	(27)
Equity income (loss), before tax	—	—	(409)	(409)
Pre-tax operating income	$15,334	$10,073	$1,020	$26,427

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$167	$206	$191	$166	$212
Net investment income	46,373	45,978	47,615	49,301	48,317
Other income	1	3	6	—	6
Total operating revenues	46,541	46,187	47,812	49,467	48,535

Benefits and expenses:
Interest sensitive product benefits	25,234	25,535	26,127	25,717	25,582
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	724	718	721	590	475
Amortization of deferred acquisition costs	2,743	2,293	35	4,124	2,875
Amortization of value of insurance in force acquired	(363)	33	134	2,024	282
Other underwriting expenses	2,869	4,873	4,994	4,899	4,060
Total underwriting, acquisition and insurance expenses	5,973	7,917	5,884	11,637	7,692
Total benefits and expenses	31,207	33,452	32,011	37,354	33,274
Pre-tax operating income	$15,334	$12,735	$15,801	$12,113	$15,261

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,298,442	$3,405,435	$3,514,096	$3,533,318	$3,497,525
Deferred acquisition costs	78,102	80,766	84,712	83,269	82,396
Value of insurance in force acquired	11,852	11,819	11,678	9,640	9,307

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$2,812,666	$2,906,991	$3,029,007	$3,061,295	$3,048,797
Other insurance reserves	378,319	379,977	383,547	382,989	383,340
Allocated equity, excluding AOCI	254,602	256,383	266,180	268,654	267,707

Other data:
Number of direct contracts	53,894	54,091	54,142	53,941	53,757

Portfolio yield net of assumed defaults	5.65%	5.55%	5.40%	5.40%	5.31%
Credited rate	3.32	3.32	3.14	3.05	3.03
Spread on fixed annuities at end of quarter (1)	2.33%	2.23%	2.26%	2.35%	2.28%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,143,378	$2,182,809	$2,252,575	$2,302,564	$2,323,328
Deposits	65,867	107,172	85,259	55,610	54,114
Withdrawals, surrenders and death benefits	(29,344)	(33,066)	(36,745)	(35,560)	(41,005)
Net flows	36,523	74,106	48,514	20,050	13,109

Policyholder interest	17,403	17,729	17,971	17,570	17,080
Annuitizations and other	(14,495)	(22,069)	(16,496)	(16,856)	(15,245)
Balance, end of period	2,182,809	2,252,575	2,302,564	2,323,328	2,338,272
Other interest sensitive reserves	629,857	654,416	726,443	737,967	710,525
Total interest sensitive product reserves	$2,812,666	$2,906,991	$3,029,007	$3,061,295	$3,048,797

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,624	$13,189	$13,292	$13,827	$14,592
Traditional life insurance premiums	42,651	43,123	45,908	41,886	44,169
Net investment income	33,402	33,846	34,841	35,089	34,300
Other income	11	(53)	(44)	(57)	(55)
Total operating revenues	88,688	90,105	93,997	90,745	93,006

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,213	7,141	7,209	7,075	7,827
Death benefits	7,814	8,244	10,060	7,808	7,212
Total interest sensitive product benefits	15,027	15,385	17,269	14,883	15,039
Traditional life insurance benefits:
Death benefits	19,212	18,406	15,033	16,261	17,631
Surrender and other benefits	7,978	8,657	8,160	12,220	7,517
Increase in traditional life future policy benefits	11,863	12,256	16,947	8,980	14,212
Total traditional life insurance benefits	39,053	39,319	40,140	37,461	39,360
Policyholder dividends	4,265	4,244	3,370	3,279	3,382
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,155	4,019	4,413	4,073	4,971
Amortization of deferred acquisition costs	4,023	5,246	5,997	5,482	4,491
Amortization of value of insurance in force acquired	66	654	1,387	538	405
Other underwriting expenses	12,026	11,875	12,311	12,159	12,960
Total underwriting, acquisition and insurance expenses	20,270	21,794	24,108	22,252	22,827
Total benefits and expenses	78,615	80,742	84,887	77,875	80,608
Pre-tax operating income	$10,073	$9,363	$9,110	$12,870	$12,398

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,224,280	$2,215,738	$2,258,183	$2,277,934	$2,315,174
Deferred acquisition costs	187,113	190,953	193,091	194,351	199,266
Value of insurance in force acquired	26,210	25,597	24,167	23,612	23,193

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$647,711	$652,427	$658,735	$668,699	$686,067
Other insurance reserves	1,549,886	1,566,750	1,584,627	1,595,819	1,615,088
Allocated equity, excluding AOCI	286,067	277,192	281,372	286,382	294,159

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	352,274	352,336	353,596	353,358	355,519
Number of direct policies - universal life	58,115	58,618	58,883	58,958	59,833
Direct face amounts - traditional life	$38,235,322	$38,552,018	$39,252,561	$39,617,946	$40,333,397
Direct face amounts - universal life	$5,481,755	$5,538,683	$5,619,904	$5,666,272	$5,806,602

Portfolio yield net of assumed defaults	5.97%	5.93%	5.89%	5.83%	5.74%
Credited rate	4.26	4.16	4.17	4.12	4.08
Spread on universal life at end of quarter (1)	1.71%	1.77%	1.72%	1.71%	1.66%

Interest sensitive reserve activity:
Balance, beginning of period	$642,362	$647,711	$652,427	$658,735	$668,699
Deposits	16,492	17,363	18,976	20,703	28,349
Withdrawals and surrenders	(4,634)	(6,531)	(6,175)	(3,688)	(4,394)
Net flows	11,858	10,832	12,801	17,015	23,955

Policyholder interest	6,469	6,370	6,552	6,382	7,116
Policy charges	(13,187)	(12,898)	(14,325)	(13,918)	(15,222)
Benefits and other	209	412	1,280	485	1,519
Balance, end of period	$647,711	$652,427	$658,735	$668,699	$686,067

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,345	$11,744	$10,809	$11,669	$11,500
Net investment income	6,710	6,588	6,933	8,154	8,584
Other income	3,854	5,055	5,767	2,948	3,692
Total operating revenues	21,909	23,387	23,509	22,771	23,776

Benefits and expenses:
Interest sensitive product benefits	7,504	8,159	5,875	7,953	8,734
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	965	962	995	889	886
Amortization of deferred acquisition costs	349	(53)	1,891	3,371	117
Other underwriting expenses	4,743	1,399	1,794	2,089	1,568
Total underwriting, acquisition and insurance expenses	6,057	2,308	4,680	6,349	2,571
Interest expense	2,008	1,982	1,983	2,007	1,980
Other expenses	4,884	5,790	6,683	3,986	4,054
Total benefits and expenses	20,453	18,239	19,221	20,295	17,339
	1,456	5,148	4,288	2,476	6,437
Net loss (income) attributable to noncontrolling interest	(27)	20	98	(66)	31
Equity income (loss), before tax	(409)	111	(1,143)	(644)	100
Pre-tax operating income	$1,020	$5,279	$3,243	$1,766	$6,568

Selected balance sheet data, securities at cost:
Assets:
Investments	$492,182	$514,044	$556,455	$591,857	$715,701
Deferred acquisition costs	99,916	99,542	98,446	95,063	94,984
Separate account assets	603,903	655,755	617,538	634,402	618,809

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$284,480	$290,802	$298,800	$306,249	$315,982
Other insurance reserves	93,826	99,256	95,102	95,870	99,031
Separate account liabilities	603,903	655,755	617,538	634,402	618,809
Allocated equity, excluding AOCI	480,800	395,259	375,130	359,881	357,472

Rollforward of separate account balances:
Beginning separate account balance	$574,374	$603,903	$655,755	$617,538	$634,402
Net premiums	2,881	5,061	7,102	2,127	(1,253)
Net investment income (loss)	44,758	65,617	(25,590)	33,305	5,433
Charges, benefits and surrenders	(18,110)	(18,826)	(19,729)	(18,568)	(19,773)
Ending separate account balance	$603,903	$655,755	$617,538	$634,402	$618,809

Other data:
Number of direct contracts - variable annuity	14,915	14,627	14,355	14,088	13,885
Number of direct policies - variable universal life	49,198	48,794	48,086	47,473	46,863
Direct face amounts - variable universal life	$6,061,761	$6,065,488	$5,970,850	$5,897,007	$5,813,938

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
		(Dollars in thousands)
Annuity
Balance - beginning of period	$77,416	$78,102	$80,766	$84,712	$83,269
Capitalization:
Commissions	3,039	4,537	3,708	2,547	2,433
Expenses	373	426	358	306	200
Total capitalization	3,412	4,963	4,066	2,853	2,633
Amortization - operating basis, before impact of unlocking	(2,743)	(2,293)	(2,122)	(4,124)	(2,875)
Amortization - unlocking, operating basis	—	—	2,087	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	17	(6)	(85)	(172)	(631)
Balance - end of period	$78,102	$80,766	$84,712	$83,269	$82,396

Life Insurance
Balance - beginning of period	$182,384	$187,113	$190,953	$193,091	$194,351
Capitalization:
Commissions	5,445	5,924	5,189	3,616	6,699
Expenses	2,791	2,507	2,666	2,292	2,958
Deferral of sales inducements	587	578	469	98	691
Total capitalization	8,823	9,009	8,324	6,006	10,348
Amortization - operating basis, before impact of unlocking	(4,094)	(5,340)	(3,571)	(3,959)	(4,569)
Amortization - unlocking, operating basis	—	—	(2,458)	(1,554)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	—	171	(157)	767	(864)
Balance - end of period	$187,113	$190,953	$193,091	$194,351	$199,266

Corporate and Other
Balance - beginning of period	$100,150	$99,916	$99,542	$98,446	$95,063
Capitalization:
Commissions	240	315	355	232	284
Deferral of sales inducements	15	12	5	4	15
Total capitalization	255	327	360	236	299
Amortization - operating basis, before impact of unlocking	(366)	8	(3,590)	(549)	(1,643)
Amortization - unlocking, operating basis	—	—	1,741	(2,795)	1,491
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(123)	(709)	393	(275)	(226)
Balance - end of period	$99,916	$99,542	$98,446	$95,063	$94,984

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
		(Dollars in thousands)
Total
Balance - beginning of period	$359,950	$365,131	$371,261	$376,249	$372,683
Capitalization:
Commissions	8,724	10,776	9,252	6,395	9,416
Expenses	3,164	2,933	3,024	2,598	3,158
Deferral of sales inducements	602	590	474	102	706
Total capitalization	12,490	14,299	12,750	9,095	13,280
Amortization - operating basis, before impact of unlocking	(7,203)	(7,625)	(9,283)	(8,632)	(9,087)
Amortization - unlocking, operating basis	—	—	1,370	(4,349)	1,491
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(106)	(544)	151	320	(1,721)
Balance - end of period	365,131	371,261	376,249	372,683	376,646
Impact of realized/unrealized gains/losses in AOCI	(104,875)	(122,510)	(150,069)	(169,385)	(172,320)
Deferred acquisition costs	$260,256	$248,751	$226,180	$203,298	$204,326

FBL Financial Group, Inc.
Collected Premiums

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
		(Dollars in thousands)
Annuity
Individual:
First year	$38,866	$57,802	$44,832	$35,496	$28,100
Renewal	27,362	49,716	41,193	21,170	26,112
Total individual	66,228	107,518	86,025	56,666	54,212
Group	3,434	2,298	1,277	4,832	3,516
Total Annuity	69,662	109,816	87,302	61,498	57,728

Life Insurance
Direct:
Universal life:
First year	3,636	4,014	4,391	7,854	13,958
Renewal	12,155	13,109	12,862	12,068	13,286
Total universal life	15,791	17,123	17,253	19,922	27,244
Participating whole life:
First year	2,863	3,061	2,878	2,510	2,753
Renewal	23,800	24,520	25,393	22,950	23,875
Total participating whole life	26,663	27,581	28,271	25,460	26,628
Term life and other:
First year	2,892	2,976	2,881	2,637	2,748
Renewal	17,795	18,075	18,429	18,382	19,406
Total term life and other	20,687	21,051	21,310	21,019	22,154
Total direct life insurance	63,141	65,755	66,834	66,401	76,026
Reinsurance	(4,996)	(5,406)	(4,627)	(4,548)	(4,726)
Total Life Insurance	58,145	60,349	62,207	61,853	71,300

Corporate and Other
Variable, net of reinsurance	16,147	19,974	22,134	15,684	16,019
Accident and health, net of reinsurance	261	58	39	36	275
Total Corporate and Other	16,408	20,032	22,173	15,720	16,294

Collected premiums from continuing operations	144,215	190,197	171,682	139,071	145,322

Collected premiums from discontinued operations	149,292	—	—	—	—

Total collected premiums	$293,507	$190,197	$171,682	$139,071	$145,322

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2011	2012	2012	2012	2012
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$49,968	$49,971	$49,973	$50,000	$50,000
Senior notes, due 2014	75,142	—	—	—	—
Senior notes, due 2017	99,116	—	—	—	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	321,226	146,971	146,973	147,000	147,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,021,469	928,834	922,682	914,917	919,338
Total capitalization, excluding AOCI	1,345,695	1,078,805	1,072,655	1,064,917	1,069,338

Accumulated other comprehensive income	177,845	180,839	233,110	288,432	289,853
Total capitalization, including AOCI	$1,523,540	$1,259,644	$1,305,765	$1,353,349	$1,359,191

Common shares outstanding	30,650,634	27,695,759	26,752,871	25,933,171	25,475,074

Book Value per Share:
Excluding AOCI	$33.33	$33.54	$34.49	$35.28	$36.09
Including AOCI	39.13	40.07	43.20	46.40	47.47

Debt-to-Capital Ratio:
Excluding AOCI	23.9%	13.6%	13.7%	13.8%	13.7%
Including AOCI	21.1	11.7	11.3	10.9	10.8

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	16.7%	4.6%	4.7%	4.7%	4.7%
Including AOCI	14.7	4.0	3.8	3.7	3.7

Class A Common Ownership:
Iowa Farm Bureau Federation	52.2%	55.7%	57.7%	59.7%	60.8%
Other Farm Bureau entities	7.5	5.8	5.3	6.1	6.2
Public	40.3	38.5	37.0	34.2	33.0
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2011	2012	2012	2012	2012

Quality of Fixed Maturity Securities:
AAA, AA, A	64.2%	64.0%	64.2%	63.2%	61.9%
BBB	30.8	31.2	31.1	32.1	32.8
BB	2.7	2.5	2.7	2.9	3.4
<BB	2.3	2.3	2.0	1.8	1.9

Investment by Type:
Fixed maturity securities	63.1%	63.1%	63.1%	63.7%	64.1%
Residential mortgage-backed	10.6	10.7	10.4	9.9	9.4
Commercial mortgage-backed	7.7	7.5	7.5	7.3	7.1
Other asset-backed	5.7	6.5	6.9	7.3	6.9
Mortgage loans	8.6	8.1	8.0	7.7	7.8
Equity securities	0.9	0.8	1.0	1.2	1.2
Other	3.4	3.3	3.1	2.9	3.5

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel	1,225	1,226	1,193	1,171	1,166
6 life-only states	712	709	689	693	687
Total	1,937	1,935	1,882	1,864	1,853